UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
DiamondRock Hospitality Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box)

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

IMPORTANT NOTICE ABOUT YOUR DIAMONDROCK HOSPITALITY COMPANY ANNUAL MEETING MATERIALS
April 1, 2021

Dear Stockholder:

On March 26, 2021, DiamondRock Hospitality Company (the “Company”) filed and distributed a proxy statement (the “Proxy Statement”) relating to the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). Due to an administrative error, Michael A. Hartmeier was inadvertently omitted as a director nominee from the proxy card accompanying the Proxy Statement.

Enclosed is a corrected proxy card that includes this director.

If you sign and return the corrected proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy will be voted at the 2021 Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Hartmeier to the Company’s board of directors.

The time and place of the 2021 Annual Meeting have not changed. The enclosed corrected proxy card should be read in conjunction with the Proxy Statement and annual report, which we previously provided to our stockholders of record.

We encourage you to vote using the corrected proxy card.

DIAMONDROCK HOSPITALITY COMPANY
2 BETHESDA METRO CENTER
SUITE 1400
BETHESDA, MARYLAND 20814

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/04/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DRH2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/04/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR all of the nominees listed in 1a. - 1h.:

1. Election of Directors

Nominees	For	Against	Abstain
1a. William W. McCarten	▢	▢	▢
1b. Mark W. Brugger	▢	▢	▢
1c. Timothy R. Chi	▢	▢	▢
1d. Kathleen A. Merrill	▢	▢	▢
1e. William J. Shaw	▢	▢	▢
1f. Bruce D. Wardinski	▢	▢	▢
1g. Tabassum Zalotrawala	▢	▢	▢

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement.	▢	▢	▢
3. To ratify the appointment of KPMG LLP as the independent auditors for DiamondRock Hospitality Company for the fiscal year ending December 31, 2021.	▢	▢	▢
1h. Michael A. Hartmeier	▢	▢	▢

NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting, including any postponement or adjournment of the meeting.

	Yes	No
Please indicate if you plan to attend this meeting	▢	▢

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000503238_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and AR/Form 10-K are available at www.proxyvote.com

DIAMONDROCK HOSPITALITY COMPANY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2021

The undersigned stockholder of DiamondRock Hospitality Company, a Maryland corporation, hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement and hereby appoints William J. Tennis, as attorney-in-fact and proxy of the undersigned, with full power of substitution of him, to vote all of the shares of DiamondRock Hospitality Company that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of DiamondRock Hospitality Company to be held virtually at www.virtualshareholdermeeting.com/DRH2021 on Wednesday, May 5, 2021 at 10:00 a.m. (local time), and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

WHEN PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR ALL OTHER PROPOSALS, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

0000503238_2 R1.0.0.177

Continued and to be signed on reverse side